MERRILL LYNCH INVESTOR CHOICE ANNUITY (IRA SERIES)

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated February 8, 2017

to the

Prospectus dated May 1, 2016

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated February 8, 2017

to the

Prospectus dated May 1, 2015

Effective on or about April 1, 2017 the Asset Allocation Program will be terminated. The quarterly reallocation on March 31, 2017 will be the last reallocation, if applicable, and rebalance associated with the Asset Allocation Program. Any reference to the Asset Allocation Program in the Prospectus is hereby deleted.

Unless you provide instructions directing us otherwise, on or about April 1, 2017, your contract value in the Asset Allocation Program will continue to be rebalanced through the self-directed, quarterly Rebalancing Program utilizing the same subaccounts and allocation percentages to which account value was allocated, as of March 31, 2017.

The rebalance associated with the Rebalancing Program will take place on the last day of each calendar quarter, as described in the Prospectus.

If you have an active rider on your contract that requires allocation to the Rebalancing Program or Asset Allocation program, you must maintain the allocation and Rebalancing Program requirements as specified in your rider, or the rider will terminate as further described in your Prospectus. If you purchased your rider on or after April 13, 2009, you can invest all of your contract value in the subaccounts listed below to fulfill this rider requirement.

If you do not have an active rider on your contract that requires allocation to the Rebalancing Program or Asset Allocation program, you may change your investment allocations, frequency or date of rebalance, or stop the rebalance at any time.

If you have questions about the termination of the Asset Allocation Program and/or the Rebalancing Program, please contact us at 800-535-5549.

Effective on or about April 1, 2017, the following investment options are generally available to policies:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
TA Multi-Managed Balanced – Service Class	Transamerica Multi-Managed Balanced VP – Service Class	J.P.Morgan Investment Management, Inc., and Aegon USA Investment Management, LLC
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA Asset Allocation – Conservative – Service Class	Transamerica Asset Allocation – Conservative VP - Service Class	J.P.Morgan Investment Management, Inc.
Investment Objective: Seeks current income and preservation of capital
TA Asset Allocation – Moderate – Service Class	Transamerica Asset Allocation – Moderate VP - Service Class	J.P.Morgan Investment Management, Inc.
Investment Objective: Seeks capital appreciation and current income.
TA Asset Allocation – Moderate Growth – Service Class	Transamerica Asset Allocation – Moderate Growth VP - Service Class	J.P.Morgan Investment Management, Inc.
Investment Objective: Seeks capital appreciation with current income as a secondary objective.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity (IRA Series) dated May 1, 2016 and May 1, 2015, respectively